Registration No. 333-141917

1940 Act File No. 811-22045

Filed Pursuant to Rule 497(e)

Wisconsin Capital Funds, Inc.

Plumb Balanced Fund

Plumb Equity Fund

Supplement Dated February 13, 2017 to

Statement of Additional Information Dated August 1, 2016

Change in Board of Directors

Jeffrey B. Sauer, a Director of Wisconsin Capital Funds, Inc. (the "Funds") since 2007, passed away on February 2, 2017. Mr. Sauer served as a member on the Funds' audit committee and as chair of the Funds' nominating committee. The nominating committee has selected Jay V. Loewi to succeed Mr. Sauer as chair of that committee.